Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of MuniEnhanced Fund, Inc. (the "Fund"), Inc., certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 17, 2003

                                                   /s/ Terry K. Glenn
                                                   -----------------------------
                                                   Terry K. Glenn,
                                                   President of
                                                   MuniEnhanced Fund, Inc.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of MuniEnhanced Fund, Inc. (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 17, 2003

                                                   /s/ Donald C. Burke
                                                   -----------------------------
                                                   Donald C. Burke,
                                                   Chief Financial Officer of
                                                   MuniEnhanced Fund, Inc.